Contract Assets	12 Months Ended
Dec. 31, 2023
Contract Assets [Abstract]
CONTRACT ASSETS
15.	CONTRACT ASSETS

	December 31,	December 31,	January 1,
	2023	2022	2022
	US$	US$	US$
Contract assets arising from:
Internet leads generation and marketing service income	15,997,795	11,082,660	8,181,444
Marketing and events income	27,174	57,449	424,628
	16,024,969	11,140,109	8,606,072

Contract assets are mainly recognized for revenue earned from internet leads generation and marketing service income as the receipt of consideration is based on the billing process. Included in contract assets for internet leads generation and marketing service income are unbilled amounts of revenue. Upon completion of the billing of the revenue from contract customers, the amounts recognized as contract assets are reclassified to trade receivables. The increase in contract assets in 2023 and 2022 were mainly due to the increase in internet leads generation and marketing service income near the end of both years.

The expected timing of recovery or settlement for contract assets as at December 31 is within one year.

An impairment analysis is performed at each reporting date using a provision matrix to measure expected credit losses. The provision rates for the measurement of the expected credit losses of the contract assets are based on those of the accounts receivable as the contract assets and the trade receivables are from the same customer bases. As at December 31, 2023 and 2022, the loss allowance was assessed by management to be minimal.